UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2013

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

As previously announced, The Interpublic Group of Companies, Inc. (the “Company”), is exercising its option to redeem its 4.75% Convertible Notes due 2023 (the “Notes”) on March 15, 2013 (the “Redemption Date”).

Further to that prior announcement, the Company has now decided to pay accrued interest on the next interest payment date, March 15, 2013, to Holders of Notes as of the applicable record date, March 1, 2013, who elect to convert their Notes during the period between the record date and the Redemption Date.

On February 14, 2013, the Company issued a Supplemental Redemption Notice and a press release announcing its decision.

A copy of the Supplemental Redemption Notice is attached hereto as Exhibit 99.1 and incorporated by reference herein.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

Exhibit 99.1:	Supplemental Redemption Notice, dated February 14, 2013 (filed pursuant to Item 8.01).
Exhibit 99.2:	Press release, dated February 14, 2013 (filed pursuant to Item 8.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: February 14, 2013	By:	/s/ Andrew Bonzani
Name: Andrew Bonzani Title: Senior Vice President, General Counsel and Secretary